Supplement dated February 10, 2023

To the Prospectuses Dated:

May 1, 2008	Merrill Lynch Retirement Plus	May 1, 2014	Merrill Lynch Investor Choice Annuity (Investor Series)
May 1, 2004	Merrill Lynch Retirement Power	May 1, 2004	Merrill Lynch Retirement Optimizer

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

ML OF NEW YORK LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

Effective on April 28, 2023 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the BlackRock Government Money Market V.I. Fund (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the BlackRock Government Money Market V.I. Fund subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.